SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         ------------------------------

         Date of Report (Date of earliest event reported): July 8, 2002

                         GALAXY NUTRITIONAL FOODS, INC.
               (Exact Name of Registrant as Specified in Charter)




         Delaware                       0-16251                  25-1391475
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



          2441 Viscount Row                                         32809
           Orlando, Florida                                       (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (407) 855-5500

         (Former name or former address, if changed since last report.)

Page 1 of 5 pages                                        Exhibit Index on Page 5

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not applicable.

ITEM 5.   OTHER EVENTS

CHANGE OF OFFICER

     On July 8th, LeAnn Hitchcock changed her position with the Company from Chief Financial Officer to SEC Compliance and Auditing Manager. Salvatore Furnari, the Company's Controller, then assumed the role and responsibilities of the Company's Chief Financial Officer. On August 5, 2002, Galaxy Nutritional Foods, Inc. (the "Company") issued a press release to announce the change in the position of its Chief Financial Officer.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          Exhibit 99.1 Press Release issued by the Company on August 5, 2002 (Filed herewith.)

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        GALAXY NUTRITIONAL FOODS, INC.


August 5, 2002                          By:  /s/ Angel S. Morini
                                             --------------------------------
                                        Name:  Angelo S. Morini
                                              -------------------------------

                                        Title:  Chairman, President & CEO
                                                -----------------------------

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                                 EXHIBITS INDEX

Exhibit No.         Exhibit Description                                 Page No.
-----------         -------------------                                 --------

Exhibit 99.1 Press Release issued by the Company on August 5, 2002 (Filed herewith.)

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